U.S. SECURITIES AND EXCHANGE COMMISSION
		       WASHINGTON, D.C. 20549
			____________________
			     FORM 8-K
                        ____________________

                          CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 7, 2011

                        ____________________

                    Commission File No. 333-129229
                        ____________________

                        Breezer Ventures Inc.
     (Name of small business issuer as specified in its charter)

         Nevada                              N/A
     State of Incorporation               IRS Employer
                                      Identification No

     Room 1707, 17th Floor, CTS Center, 219 Zhong Shan Wu Road,
                   Guangzhou, China, 510030
            (Address of principal executive offices)

                           949-419-6588
                   (Issuer's telephone number)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

*  Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
*  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
   CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" refer to Breezer Ventures, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2011, we executed an asset purchase agreement (the "Agreement") with Catalyst Capital Group, Inc., a California corporation whereby pursuant to the terms and conditions of that Agreement we purchased Catalyst Capital Group, Inc.'s undivided 13/16th interest in and to Firecreek Global, Inc.'s right, title and interest in and to the following (based on Firecreek Global, Inc.'s 93.75% working interest (for depths above 100 feet below the top of the Ellenburger Formation) and 70.341796% net revenue interest in the Elma Jackson oil and gas; (i) Well #6 (API# 42-059-04612) together with the proration units designated for such well by the Texas Railroad Commission and the rights and appurtenances incident to such well (such well and the associated proration units and rights and appurtenances, arising from the working Interests, hereinafter referred to as the "Initial Well"); (ii) Firecreek's rights in, to and under, and obligations arising from, agreements relating to the Lease to the extent the same are applicable to the Initial Well; (iii) Firecreek's interest in fixtures and personal property used solely in connection with the operation of the Initial Well; and (iv) Firecreek's interest in books, files, data and records in Seller's possession to the extent the same relate to the Initial Well provided that possession of same will remain with Firecreek; and the right and option based on certain terms and conditions to acquire a 13/16th interest in and rehabilitate certain other wells.

As consideration, Catalyst Capital Group, Inc. was provided with 5,000,000 common shares of our company and a one-time payment of $50,000 plus 15/16th of any excess total rehabilitation cost associated with Well #6, payable pursuant to the terms listed in the Agreement.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


2.1	Asset Purchase Agreement by and between Breezer Ventures, Inc. and
        Catalyst Capital Group, Inc., dated April 7, 2011.

2.2	Assignment and Amendment Agreement by and between Breezer Ventures,
        Inc. and Catalyst Capital Group, Inc., dated April 7, 2011.











SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Registrant              Breezer Ventures, Inc.
Date: April 11, 2011    By: /s/ Tang Xu
 	 	        Tang Xu
 	 	        Chief Executive Officer